Acquisition of a Subsidiary (Details)	Jul. 06, 2021 USD ($) shares
Disclosure Text Block Supplement [Abstract]
After the exchange, description	As a result, Model Meals became a wholly owned subsidiary of the Company, and the members of Model Meals received an aggregate of 2,008,310 shares of common stock with grant date fair value of $ 2,028,393 (see Note 1) and were paid $60,000 in cash.
Aggregate shares (in Shares) | shares	2,008,310
Fair value of common stock	$ 2,028,393
Cash	$ 60,000